UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

Watson Wyatt Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16159	52-2211537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 N. Glebe Road
Arlington, Virginia	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 258-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 9, 2009, Watson Wyatt Worldwide, Inc. (“Watson Wyatt”) was informed by Towers, Perrin, Forster & Crosby, Inc. (“Towers Perrin”) that Towers Perrin had received a settlement demand from the plaintiffs in a putative class action lawsuit filed by former shareholders of Towers Perrin.

The lawsuit was previously reported in Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-161705) filed on November 9, 2009 by Jupiter Saturn Holding Company, the newly-formed holding company that will acquire both Towers Perrin and Watson Wyatt at the effective time of the parties’ pending merger of equals.  As reported in the Registration Statement, the complaint was filed on November 5, 2009 against Towers Perrin, members of its board of directors, and certain members of senior management in the United States District Court for the Eastern District of Pennsylvania. The plaintiffs in the action—Alan H. Dugan, Ronald P. Giesinger, Marvin H. Greene, John G. Kneen, John T. Lynch, Bruce R. Pittenger, J. Russell Southworth, C. Roland Stichweh, Jacobus J. Van de Graaf and John C. Von Hagen—are former members of the Towers Perrin’s senior management, who voluntarily retired from Towers Perrin at various times between 1995 and 2000. Pursuant to the corporation’s bylaws as then in effect, the Towers Perrin shares held by each of these plaintiffs were redeemed by Towers Perrin at book value upon their retirement. The plaintiffs purport to sue on behalf of themselves and a class of former Towers Perrin shareholders who separated from service on or after January 1, 1971, whose shares were redeemed upon retirement, and who otherwise meet certain specified criteria. The complaint alleges that by agreeing to sell their shares back to Towers Perrin at book value upon retirement, the plaintiffs and other members of the putative class relied upon a commitment that Towers Perrin would remain privately owned in perpetuity, which commitment, they allege, will be violated by the consummation of the merger.  The complaint asserts claims for breach of contract, breach of express trust, breach of fiduciary duty, promissory estoppel, quasi-contract/unjust enrichment, and constructive trust, and seeks equitable relief including an accounting, disgorgement, rescission and/or restitution, and the imposition of a constructive trust.

Although the complaint does not contain a quantification of the damages sought, plaintiffs’ settlement demand, which was orally communicated on December 8, 2009 and later in writing on December 9, 2009, sought a payment of $800 million to settle the action on behalf of the entire class, as defined in the complaint, and requested that the settlement demand be communicated to Watson Wyatt.  Towers Perrin believes the claims are without merit and intends to vigorously defend the action. Towers Perrin and/or Towers Watson could incur significant costs defending against this claim. The outcome of this legal proceeding is inherently uncertain and could be unfavorable to Towers Perrin and/or Towers Watson.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology.  These statements include, but are not limited to, the anticipated completion of the business combination transaction involving Towers Perrin and Watson Wyatt and statements regarding the legal proceeding brought by former Towers Perrin stockholders, the merits of such claims, the outcome of this legal proceeding and the potential costs to defend it, as well as other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Towers Perrin’s and/or Watson Wyatt’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. None of Jupiter Saturn Holding Company, Towers Perrin or Watson Wyatt undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Where You Can Find Additional Information

This current report on Form 8-K was issued December 14, 2009.  Towers Perrin and Watson Wyatt have formed a company, Jupiter Saturn Holding Company (the “Holding Company”), which has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction.  YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TOWERS PERRIN, WATSON WYATT, THE HOLDING COMPANY AND THE PROPOSED TRANSACTION.

The joint proxy statement/prospectus and the other documents filed with the Commission may be obtained free of charge at the Commission’s website, www.sec.gov.  In addition, you may obtain free copies of the joint proxy statement/prospectus and the other documents filed by Towers Perrin, Watson Wyatt and the Holding Company with the Commission by requesting them in writing from Towers Perrin, One Stamford Plaza, 263 Tresser Boulevard, Stamford, CT. 06901-3225, Attention: Marketing, or by telephone at 203-326-5400, or from Watson Wyatt, 901 N. Glebe Rd., Arlington, VA. 22203, Attention: Investor Relations, or by telephone at 703-258-8000.

Towers Perrin, Watson Wyatt, the Holding Company and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies from the stockholders of Watson Wyatt.  A list of the names of those directors and executive officers and descriptions of their interests in Towers Perrin, Watson Wyatt and the Holding Company is contained in the joint proxy statement/prospectus which has been filed by the Holding Company with the Commission.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATSON WYATT WORLDWIDE, INC.
(Registrant)

Date: December 14, 2009	By:	/s/ Walter W. Bardenwerper
	Name:	Walter W. Bardenwerper
	Title:	Vice President and General Counsel